                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 31, 2003

                          ATCHISON CASTING CORPORATION
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               (Exact name of registrant as specified in charter)

        Kansas                     1-12541                    48-1156578
        ------                     -------                    ----------
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                         Identification Number)

                   400 South Fourth Street, Atchison, KS 66002
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               (Address of Principal Executive Offices) (Zip Code)

                                 (913) 367-2121
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 3.  Bankruptcy or Receivership.

As previously reported on Form 8-K, on August 4, 2003, Atchison Casting
Corporation (the "Company") and certain U.S. subsidiaries filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the
"Bankruptcy Code"), in the United States Bankruptcy Court for the Western
District of Missouri (the "Bankruptcy Court") (Case No. ). The Company and its
subsidiaries (collectively, the "Debtors") remain in possession of their assets and properties, and continue to operate their businesses as a
"debtors-in-possession" pursuant to Section 1107(a) and 1108 of the Bankruptcy
Code.

As a part of the bankruptcy proceedings, the Debtors are required to file with the Bankruptcy Court a Monthly Operating Report Summary ("MOR"). On October 31,
2003, the Debtors filed with the Bankruptcy Court the MOR as of and for the month ended September 30, 2003. A copy of certain financial information in the MOR is attached hereto as Exhibit 99.1 and incorporated herein by reference.

At this time, it appears unlikely that any funds will be left for stockholders of the Company, after payment of creditors.

Item 7.  Exhibits.

Exhibit 99.1 Financial information in the MOR as of and for the month ended
             September 30, 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2003

                                 Atchison Casting Corporation

                                 By:      /s/ Kevin T. McDermed
                                    --------------------------------
                                          Kevin T. McDermed
                                          Chief Financial Officer